UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of report
                (Date of earliest event reported): July 31, 2006
                                                   -------------


                           OCWEN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                   1-13219                     65-0039856
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(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)             Identification No.)


      1661 Worthington Road, West Palm Beach, Florida              33409
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      (Address of principal executive office)                    (Zip Code)


      Registrant's telephone number, including area code:    (561) 682-8000
                                                             --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.01 Completion of Acquisition of Assets.

On July 31, 2006, BMS Intermediate, Inc., a special purpose entity formed by Ocwen Financial Corporation ("Ocwen") and Charlesbank Equity Fund VI, Limited Partnership and other Charlesbank-related funds ("Charlesbank"), completed the acquisition of all of the issued and outstanding shares of Bankruptcy Management Solutions, Inc. ("BMS") from its stockholders and warrant holder. BMS is a leading provider of support services to Chapter 7 Bankruptcy Trustees. The total investment involved in this acquisition was approximately $445,000,000, including the purchase price (subject to various post-closing adjustments set forth in the associated Stock Purchase Agreement) and certain related fees and expenses. Ocwen and Charlesbank each contributed approximately $45,000,000 in equity. Approximately $347,000,000 of the investment was funded through the issuance of senior and subordinated debt by BMS.


Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

Any financial statements required to be prepared and filed pursuant to Regulation S-X in connection with the acquisition reported above will be filed by amendment not later than 71 calendar days after the date of this report on Form 8-K.


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

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   OCWEN FINANCIAL CORPORATION
                                   ---------------------------
                                   (Registrant)


                                   By: /s/ WILLIAM C. ERBEY
                                       -----------------------------------------
                                       William C. Erbey, Chief Executive Officer

Date: August 4, 2006


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